UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 22, 2008 (February 15, 2008)

Verso Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		No.)

400 Galleria Parkway, Suite 200, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (678) 589-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On February 15, 2008, Verso Technologies, Inc., a Minnesota corporation (the “Company”), entered into a First Amendment to the Loan and Security Agreement and Secured Subordinated Promissory Note (the “Amendment”) with Clarent Corporation, a Delaware corporation (“Clarent”), amending the Loan and Security Agreement (the “Loan Agreement”) and Secured Subordinated Promissory Note (the “Note”) entered into between the Company and Clarent on February 12, 2003.  The Amendment extends the initial date on which the principal amount of the loan, and all accrued and unpaid interest thereon, was due from February 12, 2008 to March 3, 2008.  However, the Amendment provides that if $728,557.93 of the outstanding principal amount of such loan, which represents all of the unpaid capitalized interest as of February 15, 2008, is paid on or before March 3, 2008, then the outstanding principal amount of the loan and all accrued and unpaid interest thereon shall be due and payable within three business days of August 12, 2008 rather than on March 3, 2008.

The Amendment requires that the Company pay interest on a monthly basis on the outstanding principal amount of the loan at a rate of 8% per annum or the maximum rate permissible by law, whichever is less, until such time as the loan is paid in full.  In connection with the Amendment, the Company was required to pay Clarent an amendment fee of $50,000.

The Amendment is subject to the approval of the Bankruptcy Court having jurisdiction over Clarent and Clarent has agreed to use its commercially reasonable efforts to obtain an order to that effect.  If the Bankruptcy Court refuses to issue an order approving the Amendment, then the Amendment terminates, the terms of the Loan Agreement and Note revert back to their original terms and Clarent can exercise all of its rights and remedies thereunder upon the return to the Company of all amounts paid to Clarent pursuant to the Amendment, other than the amendment fee.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) –	(b)	Financial Statements of Businesses Acquired. None.

	(c)	Shell Company Transactions. None

	(d)	Exhibits.

99.1	First Amendment to the Loan and Security Agreement and Secured Subordinated Promissory Note, dated February 15, 2008, by and among Verso Technologies, Inc. and Clarent Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.

By:	/s/ Martin D. Kidder
Martin D. Kidder, Chief Financial Officer

Dated:  February 22, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	First Amendment to the Loan and Security Agreement and Secured Subordinated Promissory Note, dated February 15, 2008, by and among Verso Technologies, Inc. and Clarent Corporation.